T. ROWE PRICE
--------------------------------------------------------------------------------
Corporate Income Fund, Inc.

 Supplement to prospectus dated October 1, 1998
--------------------------------------------------------------------------------
   To reflect the retirement of Peter Van Dyke as Chairman of the fund's advisory committee, the Portfolio Management paragraph on page 17 of the prospectus will be replaced with the following, effective immediately:

   Portfolio Management
   The fund has an Investment Advisory Committee with the following members:
   Robert M. Rubino, Chairman, Steven G. Brooks, Heather R. Landon, Alan D. Levenson, William T. Reynolds, and Mark J. Vaselkiv. The committee chairman has day-to-day responsibility for managing the fund and works with the committee in developing and executing the fund's investment program. Mr. Rubino was appointed chairman of the fund's committee in 1998. He joined T. Rowe Price in 1987 and has been managing investments since 1993.

--------------------------------------------------------------------------------
 The date of the above supplement is December 31, 1998.
--------------------------------------------------------------------------------
 Effective June 1, 1999, footnote (a) to Table 2 of the prospectus will be revised with the following to reflect the extension of the fund's expense ratio limitation:



 /a/
 To limit the fund's expenses during its initial period of operations, T. Rowe Price contractually obligated itself to waive its fees and bear any expenses through May 31, 1999, that would cause the fund's ratio of expenses to average net assets to exceed 0.80%. Effective June 1, 1999, T. Rowe Price agreed to extend the expense limitation of 0.80% for a period of two years through May 31, 2001. Fees waived or expenses paid or assumed under these agreements are subject to reimbursement to T. Rowe Price by the fund whenever the fund's expense ratio is below 0.80%; however, no reimbursement will be made after May 31, 2001 (for the first agreement), or May 31, 2003 (for the second agreement), or if it would result in the expense ratio exceeding 0.80%. Any amounts reimbursed will have the effect of increasing fees otherwise paid by the fund.

--------------------------------------------------------------------------------
 The date of the above supplement is June 1, 1999.
--------------------------------------------------------------------------------
                                                              F03-041 6/1/99